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                                                                   EXHIBIT 10(i)


                                 FIRST AMENDMENT
                                       TO
                                 BEARINGS, INC.
                 SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS PLAN
                           (JULY 1, 1993 RESTATEMENT)


                  WHEREAS, the Bearings, Inc. Supplemental Executive Retirement Benefits Plan (hereinafter referred to as the "Plan") was established by Bearings, Inc. (hereinafter referred to as the "Company") on January 21, 1988, for the benefit of certain of the officers and key executives; and

                  WHEREAS, the Plan was amended and restated as of July 1, 1993; and

                  WHEREAS, the Company now desires to amend the Plan effective as of December 31, 1993, to vest participants in their accrued benefits thereunder;

                  NOW, THEREFORE, the Plan is hereby amended, effective as of December 31, 1993, by the addition of a new Section 3.3 to provide as follows:

                           3.3 VESTING Each Participant shall be 100% vested in his accrued supplemental executive retirement benefit under the Plan.

                  Executed at Cleveland, Ohio, this ____ day of December, 1993.


                                         BEARINGS, INC.



                                      By: /s/ John C. Dannemiller
                                          ------------------------------------
                                           Title
                                           John C. Dannemiller